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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 1996




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                 33-85458             56-1635096

(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228

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Item 5. Other Events

On September 3, 1996 MedCath Incorporated announced the opening of a new cath lab pursuant to a joint venture agreement with the 258-bed Cape Cod Hospital, in Hyannis, Massachusetts. Cape Cod Hospital and the nine cardiologists residing in the Cape Cod area serve Barnstable county, with a year-round population of 189,000 which triples during the summer months.

Exhibits:

            99 - Press Release dated September 3, 1996
































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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



  Date: September 10, 1996                 By:  /s/   Daniel L. Belongia
                                                --------------------------
                                                      Daniel L. Belongia
                                                  Secretary and Chief Financial
                                                    Officer



























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